Horizon Spin-off and Corporate Restructuring Fund Class A Shares (LSHAX) Class C Shares (LSHCX) Institutional Class Shares (LSHUX)

Summary Prospectus	February 25, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at http://www.libertystreetfunds.com/literature/.  You may also obtain this information at no cost by calling 1-800-207-7108 or by sending an e-mail request to libertystreetfunds@umb.com. The Fund's Prospectus and SAI, both dated February 11, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Horizon Spin-off and Corporate Restructuring Fund (the “Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Fund.  More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page 27 of the Fund’s Statutory Prospectus.

Shareholder Fees (fees paid directly from your investment)	A Shares	C Shares	Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase or redemption proceeds)	1.00%(2)	1.00%(3)	None
Wire fee	$20	$20	$20
Overnight check delivery fee for weekday	$15	$15	$15
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution and service (Rule 12b-1) fees	0.25%	1.00%	None
Other expenses (includes shareholder service fee of up to 0.15%)	0.86%	0.86%	0.86%
Total annual fund operating expenses	2.11%	2.86%	1.86%
Fee waiver and/or expense reimbursements (4)	(0.61%)	(0.61%)	(0.61%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (4)	1.50%	2.25%	1.25%

1	No initial sales charge is applied to purchases of $1 million or more.
2	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of the date of purchase.
4
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable,  taxes, interest, portfolio transaction expenses, as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization  and extraordinary expenses such as litigation expenses) do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  This agreement is in effect until August 31, 2015, and may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of previously waived fees or expenses reimbursed to the Fund for three years from the date such fees were waived or expenses were reimbursed.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested, and that the Fund’s operating expenses (assuming fee waivers in each period) remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$719	$1,049	$1,502	$2,755
C Shares	$328	$828	$1,455	$3,142
Institutional Shares	$127	$526	$949	$2,130

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
A Shares	$619	$1,049	$1,502	$2,755
C Shares	$228	$828	$1,455	$3,142
Institutional Shares	$127	$526	$949	$2,130

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will pursue its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of spin-off companies, companies subject to other forms of corporate restructuring, and parents of any such companies.  The Fund considers a spin-off company or a company subject to a corporate restructuring to be any company that has experienced one of the following events within five years of the Fund’s initial investment in the company:  a spin-off distribution of stock of a subsidiary company by its parent company to parent company shareholders, or equity “carve-outs” or “partial initial public offerings” in which a parent company sells a percentage of the equity of a subsidiary in a public offering, or the parent company of such companies after the public disclosure of the corporate restructuring.  The Fund may invest in a parent company of a spin-off company or a company subject to a corporate restructuring prior to, during, or after the actual spin-off or corporate restructuring.  If the Fund invests in a parent company prior to a spin-off, the Fund would, upon the completion of the spin-off, receive the shares of the spin-off company.  The Fund may retain shares of both the parent and the spin-off company, the shares of only one, or the shares of neither.

The Fund will invest in both U.S. and foreign equity stocks. The Fund’s investments in foreign equity stocks may be in both developed and emerging markets. The Fund’s equity investments may include common stock, preferred stock, securities convertible into common stock, warrants, rights and other equity securities having the characteristics of common stock (such as depositary receipts). The Fund may invest in any size company, including small- and medium-sized companies, and further may invest in companies which are financially distressed. In addition, under certain market conditions, the Fund may invest in a company at the time of its initial public offering (“IPO”).

The Fund may  invest up to 20% of its assets in companies that, for a variety of reasons, the Fund’s sub-advisor believes may have the potential  to be subject to a future spin-off or corporate restructuring, including instances in which a similar company may have recently announced a spin-off; the company may be under investor pressure to consider strategic alternatives; or the current segments of the company may not have a synergistic fit, and as a result the company’s stock trades at a discount to that of its closest peers.  The Fund may invest in potential spin-off and corporate restructuring companies that the Fund’s sub-advisor believes may, based on its in-house research, have the most favorable risk/reward characteristics.

The Fund’s sub-advisor seeks to avoid short-term investing and significant portfolio turnover. The sub-advisor utilizes its in-house research capabilities to seek to identify businesses at inflection points in their corporate life cycles with what the sub-advisor believes are attractive risk/reward profiles. The Fund’s sub-advisor believes that returns are often the result of the market’s inefficiency in initially valuing corporate restructurings due in part to lack of coverage by the investment community and initial indiscriminate selling pressure. For instance, companies that have been "spun-off" from their corporate parents by way of corporate restructurings may not be followed closely by financial sector analysts, which could lead to advantageous disparities between a company’s valuation and growth prospects relative to its pricing in the marketplace.  The Fund’s sub-advisor uses a process that focuses primarily on the analysis of individual companies rather than on the industry in which the company may operate.  This “bottom-up” approach may result in multiple investments in the same sector or industry.  However, the sub-advisor pays careful attention to the limitation of sector and industry concentrations.

Principal Risks of Investing
Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund.

•
Management Risk: The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•	General Market Risk: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risk:  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Small- and Medium-Sized Company Risk:  The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or the market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

•	Large-Cap Company Risk: Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

•
Preferred Stock Risk:  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

•
Convertible Securities Risk:  Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

•
Warrants Risk:  Warrants may lack a liquid secondary market for resale.  The prices of warrants may fluctuate as a result of speculation or other factors.  Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

•
Liquidity Risk:  The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value.

•
Valuation Risk:  The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology.  Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

•
Distressed Securities Risk: Financially distressed securities involve considerable risk that can result in substantial or even total loss of the Fund’s investment. It is often difficult to obtain information as to the true condition of financially distressed securities. These securities are often subject to litigation among the participants in bankruptcy or reorganization proceedings.

•
Foreign Investment Risk: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments and changes in the regulatory environments of foreign countries could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.  In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

•
Emerging Markets Risk:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Currency Risk:   The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments in fixed income securities and preferred stocks.

•
Initial Public Offerings Risk: The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies.

•
Non-Diversification Risk: The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
The performance information provided below indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. On February 11, 2014, the Fund’s investment strategy changed.  The performance information for periods prior to that date is attributable to the Fund’s previous investment strategy. The predecessor to the Fund (the “Predecessor Fund”) commenced operations on May 4, 2007.  Effective as of the close of business on October 9, 2009, the Predecessor Fund reorganized into the Fund.  Performance results shown in the bar chart and the performance table below for the period prior to October 9, 2009, reflect the performance of the Predecessor Fund.  The bar chart shows performance of the Fund’s Institutional shares.  Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown. Class A & C shares performance would be lower than the Institutional Class performance because of the higher expenses paid by Class A & C shares. Updated performance information is available on the Fund’s website at www.libertystreetfunds.com.

Annual Total Return (before taxes) for Institutional Shares
For each calendar year at NAV

Institutional Shares
Highest Calendar Quarter Return at NAV (non-annualized):	24.53%	Quarter Ended 6/30/09
Lowest Calendar Quarter Return at NAV (non-annualized):	(29.16)%	Quarter Ended 12/31/08

Average Annual Total Returns (for the Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception	Inception Date/From
Institutional Shares — Return Before Taxes	43.07%	19.19%	0.69%	July 11, 2007
Institutional Shares — Return After Taxes on Distributions	43.07%	18.90%	0.49%	July 11, 2007
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	24.38%	15.68%	0.54%	July 11, 2007
A Shares — Return Before Taxes	36.17%	17.75%	0.91%	May 4, 2007
C Shares — Return Before Taxes	41.47%	18.30%	1.05%	May 24, 2007
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	5.37%	July 11, 2007

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  This Fund is a multiple class fund that offers more than one class in this prospectus; after-tax returns are shown for Institutional Shares and after-tax returns for other classes will vary from returns shown for Institutional Shares.

Investment Advisors and the Sub-Advisor
Liberty Street Advisors, Inc. is the Fund’s investment advisor (the “Advisor”). Horizon Asset Management LLC is the Fund’s sub-advisor (“Horizon” or the “Sub-advisor”).

Portfolio Managers
Steven M. Bregman and Murray Stahl have served as the portfolio managers of the Fund since its inception in May 2007.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares*
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

*	The maximum investment amount for the C Share is $999,999.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.